Exhibit 10.1(a)


                         PLAN AND AGREEMENT OF EXCHANGE


                  PLAN AND AGREEMENT OF EXCHANGE, dated June 29, 2001, by and among THCG, INC., a Delaware corporation with offices at 512 Seventh Avenue, 17th Floor, New York, NY 10018 ("THCG"), DONALD & CO. SECURITIES, INC., a New Jersey corporation with offices at 65 East 55th Street, 12th Floor, New York, NY 10022 (the "Company"), and STAR CROSS, INC., a Delaware corporation with offices at 65 East 55th Street, 12th Floor, New York, NY 10022 (the "Sole Shareholder").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto propose to enter into this Exchange Agreement to provide for the acquisition by THCG from the Sole Shareholder of all of the outstanding shares of capital stock of the Company in exchange for shares of common stock, $ .01 par value per share (the "Common Stock"), of THCG (the "Exchange"); and

         WHEREAS, THCG is authorized to issue (i) 100,000,000 shares of Common Stock, of which an aggregate of 14,216,069 shares will be issued and outstanding on the Closing Date (as hereinafter defined); and (ii) 10,000,000 shares of Preferred Stock, par value $.001 per share, of which 5,000 have been designated Series A Convertible Participating Preferred Stock ("Series A Preferred Stock"), none of which will be issued and outstanding on the Closing Date; and

         WHEREAS, the Company is authorized to issue 1,000 shares of common stock, $.01 par value per share, of which an aggregate of 100 shares will be issued and outstanding on the Closing Date and all of which are owned by the Sole Shareholder; and


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         WHEREAS, the Sole Stockholder desires to acquire shares of Common Stock of THCG (the "THCG Shares") in exchange for all of the issued and outstanding shares of Company common stock (the "Company Shares") in a transaction that will qualify as a "tax free reorganization" pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986; and

         WHEREAS, the parties desire to set forth in this Exchange Agreement certain representations, warranties, agreements and conditions with respect to the Exchange;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. THE EXCHANGE. On the Closing Date and in accordance with the provisions of this Exchange Agreement (a) the Sole Shareholder shall sell, assign, transfer, convey and deliver to THCG good and marketable title to the Company Shares free and clear of all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind, nature and description, save only those relating to the transfer of such shares under federal and state securities laws, and (b) THCG shall issue to the Sole Shareholder the THCG Shares, free and clear of all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind, nature and description, save only those relating to the transfer of such shares under federal and state securities laws, all in accordance with the terms and conditions of this Exchange Agreement.


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         2. TERMS OF THE EXCHANGE.

         (a) Rate of Exchange. The Company Shares delivered by the Sole Shareholder shall be exchanged for that number of shares of THCG Common Stock equal to the number obtained by (i) first dividing (a) the sum of (t) the total number of shares of THCG Common Stock outstanding at the close of business on the day immediately prior to the Closing Date, and (y) the number of shares of THCG Common Stock issuable upon the exercise of options and warrants outstanding at the close of business on the day immediately prior to the Closing Date at an exercise price of $1.00 or less per share (collectively, the "Outstanding THCG Shares") by (b) thirty-two and 34/100 (32.34%) percent, then (ii) subtracting from such quotient the number of Outstanding THCG Shares, and then (iii) subtracting 1% of such number, which shall be paid as a finder's fee pursuant to
Section 10 hereof. An example of the calculation of shares is set forth on
Schedule 2(a), which example is for illustrative purposes only. For Purposes of this paragraph, "Outstanding THCG Shares" shall mean shares physically issued or obligated to be issued where issuance or physical delivery has not been effected.

         (b) Execution and Closing of the Exchange. This Exchange Agreement has been executed on June 29, 2001 (the "Execution Date"). The closing (the "Closing") of the Exchange shall take place on July 11, 2001. If all the conditions of Closing are not met by July 11, 2001, the Closing will be extended to the earliest possible date not later than August 31, 2001. If all of the conditions of Closing have not been met by August 31, 2001, each of the parties hereto may terminate this Agreement


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without penalty; provided that if one of the parties hereto is in compliance, it may waive the closing conditions of the non-complying party in its discretion.

         (c) Officers and Directors. At the Closing, the officers and directors of THCG as set forth on Schedule 2(c) shall resign and the duly elected and remaining directors of THCG shall cause the new officers and directors set forth on Schedule 2(c) to be duly elected as officers and directors of THCG and committees shall be reappointed or disbanded at the discretion of the Sole Shareholder

         (d) Further Assurances. From time to time from and after the Closing Date, the parties shall execute and deliver, or cause to be executed and delivered, any and all such further agreements, certificates and other instruments, and shall take or cause to be taken any and all such further action, as any of the parties may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Exchange Agreement.

         (e) Restricted Securities. The THCG Shares to be issued in exchange for the Company Shares shall be "restricted securities" as that term is defined pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred or assigned by the holder thereof unless a registration statement has been filed with the Securities and Exchange Commission and such registration statement has been declared effective or unless there is a valid exemption from registration available therefore.

         3. Representations and Warranties of the Sole Shareholder. The Sole Shareholder hereby represents, warrants and agrees with THCG as follows:


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         (a) Corporate.

         (1) The Company is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of New Jersey. Except as set forth on Schedule 3(a)(1), the Company is not qualified to do business as a foreign corporation in any other jurisdiction and is not required to be so qualified, whether by the ownership of assets, through the nature and conduct of its business or otherwise except where the failure to so qualify would not have a material adverse affect on the Company.

         (2) The Company has the power to own its properties and to carry on its business as and where such property is owned and such business is conducted and to enter into and perform its obligations under this Exchange Agreement. Except as set forth of Schedule 3(a)(2), or in carrying on its ordinary course of business as a broker-dealer, the Company does not have any equity interest in any other corporation, partnership, joint venture or association or control, directly or indirectly, any other entity. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, were not issued in violation of, or subject to, any preemptive or similar rights and there are no outstanding preemptive, conversion or other rights, warrants, options, agreements or commitments of any kind obligating the Company or the Sole Shareholder, contingently or otherwise, to issue or sell any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for any such shares, or instruments convertible into or exercisable or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock or other equity interests in the Company.

         (3) The Sole Shareholder is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware. The Sole Shareholder has the power to own its properties and to carry on its business as and where such properties are owned and such business is conducted and to enter into and perform its obligations under this Exchange Agreement. The names of the shareholders of the Sole Shareholder and their percentage ownership is set forth on Schedule 3(a)(3).

         (4) The authorized capital stock of the Company consists solely of 1,000 shares of common stock, $.01 par value, of which 100 shares are issued and outstanding on the date hereof and will be issued and outstanding on the Closing Date. The Sole Shareholder owns all of the issued and outstanding capital stock of the Company, free and clear of all encumbrances., All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. Except as set forth on Schedule
(3)(a)(4), there are no issued or outstanding shares of capital stock of the Company. All of such Company Shares are owned free and clear of any charge, encumbrance, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (collectively, "Liens").

         (5) The execution, delivery and performance of this Exchange Agreement, and the consummation of the transactions contemplated hereby, have been duly and


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validly authorized by all necessary corporate or other action on the part of the
Company and the Sole Shareholder, including their respective shareholders, if necessary, and no other corporate or other proceedings on their part are necessary to authorize this Exchange Agreement or the transactions contemplated hereby (including the Exchange). This Exchange Agreement has been duly executed by the Company and the Sole Shareholder and constitutes the legal, valid and binding obligation of each of the Company and the Sole Shareholder, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, and by general principles of equity.

         (6) The Company and the Sole Shareholder have each delivered to THCG a true, correct and complete copy of their certificate of incorporation, as amended, and by-laws as in effect on the date hereof.

         (7) The Company has no subsidiaries.

         (8) Attached hereto as Schedule 3(a)(8) is a complete list of the duly elected and serving officers and directors of each of the Company and the Sole Shareholder, indicating the annual salaries of such officers

         (b) Financials.

         (1) The audited financial statements of the Company consisting of balance sheets and profit and loss statements, cash flows and retained earnings for the years ended September 30, 1998, September 30, 1999 and September 30, 2000 and the unaudited financial statements of the Company consisting of a balance sheet, profit and loss statement, cash flows and retained earnings for the eight months ended May


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31, 2001 (hereinafter collectively referred to as the "Financial Statements")
delivered to THCG have been prepared from the books and records of the Company in accordance with generally accepted accounting principles consistently applied ("GAAP"), are complete and correct in all material respects and present fairly in all material respects the financial position and results of operations of the Company as of the end of and for the periods then ended.

         (2) Except as set forth in Schedule 3(b)(2) or in the Company's May 31, 2001 financial statements which have been delivered to THCG, since September 30, 2000, the business of the Company has been carried on in the ordinary course in substantially the same manner as prior to that date, and there has not been:

             (i) any Material Adverse Change. "Material Adverse Change" shall mean any material adverse effect on, or change in, the condition (financial or otherwise), business, results of operations, assets, liabilities, or prospects or any event, condition or state of facts which with the passage of time would be reasonably likely to have such a material adverse effect; any damage, destruction or loss, whether covered by insurance or not, which has materially and adversely affected the business, assets or operations of the Company;

             (ii) any declaration, setting aside or payment of any dividend, or any distribution with respect to the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition by the Company of any such stock;

             (iii) any increase in the compensation payable or to become payable by the Company to directors, officers, employees or agents, other than as set forth on Schedule 3(b)(2)(iii) or as mandated by law with respect to minimum wages, or any payment of any bonus or any pension or benefit plan, payment or arrangement made to, for or with any director, officer, employee or agent;

             (iv) any other event or condition of any character, not in the ordinary course of business, that has had or is reasonably likely to have a Material Adverse Change on the Company;

             (v) any incurrence of indebtedness for borrowed money by the Company or the imposition of any Lien on any material assets or properties of the Company;

             (vi) any sale of other disposition of any material properties or assets by the Company; or

             (vii) any entry into or termination by the Company of any material agreement, license or other obligation binding on the Company, other than in the ordinary course of business, consistent with past practice, none of which will have a Material Adverse Change on the Company.

         (c) Undisclosed Liabilities.

             (1) Except as set forth on Schedule 3(c)(1), the Company has no liabilities or obligations, either accrued, absolute, contingent or otherwise, except:

             (i) to the extent reflected or reserved against in the Financial Statements and not heretofore paid or discharged; and

             (ii) those incurred in the normal and ordinary course of business since September 30, 2000, all of which have been consistent with past practices and none of which (x) arises out of, relates to, is in the nature of, or was caused by any

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breach of contract, breach of warranty, tort, infringement or violation of law, or (y) individually or in the aggregate will have a Material Adverse Change on the Company.

         (2) Except as set forth on Schedule 3(c)(2) or in the Company's May 31, 2001 financial statements, the Company is not aware of any reasonable basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, demand or claim against the Company or any liability of any nature in any material amount arising out of or relating to facts occurring prior to the Closing not fully set forth in the financial statements previously delivered, except for liabilities incurred in the ordinary course of business since May 31, 2001 disclosed in the May 31, 2001 financial statements which individually or collectively will not have a Material Adverse Change on the Company.

         (d) Tax Returns.

         (1) The Company has filed on a timely basis (including any extensions) with the appropriate Governmental Bodies in the applicable jurisdictions either each Tax Return that it is due to file or a valid request for extension with respect to that Tax Return. All Tax Returns filed by the Company are accurate and complete in all material respects. The Company has paid fully on a timely basis all Taxes due except those Taxes that it is contesting in good faith by appropriate proceedings or as to which the Company has set aside adequate reserves determined in accordance with GAAP and stated in its Financial Statements.

         (2) Except as stated in Schedule 3(d) there are no material claims or assessments pending against the Company for any alleged deficiency in any Tax, there are no pending or to the Company's knowledge threatened audits or investigations for

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or relating to any liability in respect of any Tax, and the Company has not been notified in writing of any proposed Tax claims or assessments against it. The financial consequences to the Company, as applicable, arising from any items listed on Schedule 3(d) will be as stated in Schedule 3(d). There are no Liens for material amounts of Taxes on the properties or assets of the Company except for statutory Liens for current Taxes not yet due and payable. The Company has not been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of its Taxes or Taxes for which it may be liable. The Company has no liability for the Taxes of any other Person. The Company has not, with regard to any assets or property held, acquired, or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a "subsection (f) asset" (as that term is defined in Section 341(f)(4) of the Code) owned by it. All Persons who are treated as independent contractors by the Company are properly classified as such by it.

         (3) The Company is not a party to any agreement, arrangement or contract providing for the allocation, indemnification or sharing of Taxes. The Company is not a party to any agreement, contract or arrangement that could result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

         (4) The Company is not, or has been for the five-year period preceding the Closing, a U.S. real property holding corporation as defined in Section 897(c)(2) of the Code.


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         (5) As used in this Section 3 (d) and elsewhere in this agreement, the following terms shall have the meanings given below:


             (i) "Governmental Body" means any (1) nation, state, county, city, town, village, district, or other jurisdiction of any nature, (2) federal, state, local, municipal, foreign, or other government, (3) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal, including an arbitral tribunal), (4) multi-national organization or body, or (5) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

             (ii) "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Body or other entity.

             (iii) "Taxes" means all taxes, duties, assessments or governmental charges, including income, gross receipts, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, imposed by any Governmental Body having the power to tax.

             (iv) "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body


                                      -12-


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in connection with the determination, assessment, collection, or payment of any
Tax or in connection with the administration, implementation, or enforcement of or compliance with any law relating to any Tax.


         (e) Title to Property.

             (1) The Company does not lease any real or personal property as lessee, except as set forth in Schedule 3(e)(1). Each of these leases (the "Company Leases") is in good standing, valid, binding and in full force and effect and has not been modified. The Company is not in default in any material respect under any of the Company Leases and has not received any notice of its default under any of the Company Leases, and the Company has not given any notice of any, and, to the best of the Company's knowledge there is no default in any material respect by any other party under any of the Company Leases, nor has any event occurred which, with notice or the passage of time, or both, would constitute a default in any material respect by any other party under any of the Company Leases. Except as set forth on Schedule 3(e)(1), the Company's rights in the property covered under the Company Leases (including any improvements and appurtenances thereto) are paramount to the rights of any other person or entity other than the lessors under the Company Leases. No consent or approval of any third party is required with respect to any Company Lease in order to avoid a default thereunder by reason of the transactions contemplated by this Exchange Agreement, except as set forth on Schedule 3(e)(1). The Company has received no notices other than periodic rent, common area maintenance and other operating expense bills from the lessor under each Company Lease, other than as described in Schedule 3(e)(1).


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             (2) The Company has valid, good and marketable title to, or a valid and enforceable leasehold, license or other interest in, all real and personal property it owns or uses in the conduct of its business, free and clear of any and all material Liens.

             (3) All real property in which the Company has a leasehold interest, and all material tangible personal property owned, leased or loaned by the Company (collectively, the "Company Properties"), is in good operating condition and repair and in all material respects conforms to all applicable laws, including building and zoning laws, statutes, ordinances or regulations, and no notice of any violation of such matters relating to the business, property or assets of the Company has been received by the Company. Except as set forth on Schedule 3(e)(3), none of the real property leased by the Company is in need of maintenance or repairs except for reasonable wear and tear and ordinary routine maintenance and repairs that are not material in nature or cost.

             (4) The Company does not own any real property.

          (f) Material Contracts and Commitments. Except in the ordinary course of carrying on its business as a broker-dealer or as set forth on the attached
Schedule 3(f):

             (1) The Company has no written or oral contracts, guarantees or commitments involving the payment or receipt of consideration in excess of $20,000, is not a party to any contract, agreement or other binding obligation involving the payment or receipt of consideration in excess of $20,000 or (a) relating to any labor union; (b) for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment materially in excess of normal operating requirements; (c) for the employment of any officer, individual employee or other person on a full-time basis or with any Person on a consulting basis; (d) that is an indenture relating to the borrowing of money or to the placing of a Lien on any asset of the Company; (e) that is or represents indebtedness of a guaranty of any obligation for borrowed money; (f) under which the Company is lessee of or holds or operates any property, real or personal, owned by any other Person; (g) under which the Company is lessor of or permits any Person to hold or operate any property, real or personal, owned or controlled by the Company; (h) for capital expenditures in excess of $20,000;
(i) under which the Company is obligated to pay any broker's fees, finder's fees or any such similar fees, to any Person; (j) relating to the holding, sale or other transfer, voting or registration under the securities laws of any country of any securities of the Company; (k) which prohibits the Company from engaging in any line of business or in any location or from hiring any person; or (l) which is otherwise material to the business of the Company (collectively, the "Material Contracts"). The Company has delivered to THCG a true, correct and complete copy of each of the Material Contracts, a list of which is set forth on
Schedule 3(f). All of the Material Contracts are in full force and effect and constitute the valid and binding obligations of the Company and, to the knowledge of the Company, the other parties thereto, enforceable in accordance with their respective terms.

             (2) The Company is not in default under any contract, whether express or implied, between the customers or clients of the Company and the Company and the Company has not received written notice in respect of such contract that the services to be provided by the Company under the contract fail to comply with the contract, that any material contract has been terminated or that a customer or client intends to terminate any contract or materially reduce purchases of the Company's services.


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             (3) The Company has not given any revocable or irrevocable power of attorney to any person, firm or corporation for any purpose whatsoever.

             (4) The Company is not restricted by agreement from carrying on its business in any state.

             (5) No director, officer or stockholder of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a material interest or in which any such person is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a competitor, customer, supplier or other entity, which, during the past 12 months, has been a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of (exclusive of the Company's officers), furnishing of services by, rental of real or personal property from, or otherwise requiring payments by or to any such person or entity.

             (6) The Company is not in default, nor is there any reasonable basis known to the Company for any claim of default, under any contracts or commitments made or obligations owed by it, which default has had or is reasonably likely to have a Material Adverse Change on the Company. The Company has no present expectation or intention of not fully performing all its obligations under any lease, contract or other agreement to which it is a party, or by which it may be bound, and the Company has no knowledge of any breach or anticipated breach in any material respect by the other party to any lease, contract or commitment to which the Company is a party or by which it may be bound. No consent or approval of any third party is required with respect to

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any such lease, contract or commitment in order to avoid a default thereunder by reason of the transactions contemplated by this Exchange Agreement. The Company is in full compliance with all of the terms and provisions of its Charter and By-Laws, as amended.

             (7) To the best of the Sole Shareholder's knowledge, all accounts receivable of the Company as at May 31, 2001 and that have arisen since then arose in the ordinary course of business, are current and collectible in the ordinary course of business consistent with past practices of the Company, without resort to litigation, except to the extent reserved against in the Financial Statements. None of the account debtors with respect to such receivables has any defense, counterclaim or offset with respect thereto.

          (g) Employee Relations.

             (1) Annexed hereto as Schedule 3(g)(1) is a true and complete payroll roster of all employees of the Company as of May 31, 2001 showing the current annual rate of pay for each such person entitled to receive compensation from the Company, and the gross payments made to each such person for the year ended September 30, 2000. No increases in such salaries, other than as set forth on Schedule 3(b)(2)(iv), have been given since May 31, 2001.

             (2) (i) The Company is not a party to any collective bargaining agreement covering or relating to any of its employees. The Company is not required to recognize and has not received a demand for recognition by any collective bargaining representative;

                 (ii) The Company is not a party to any contract with any of its employees, agents, consultants, officers, salesmen, sales representatives, distributors or dealers that is not cancelable by the Company without penalty or premium on not more than thirty days' notice except as set forth in Schedule 3(g)(2)(ii);

                 (iii) The Company is not a party to any employment agreement or consulting agreement, except as set forth in Schedule 3(g)(2)(iii); and

                 (iv) The Company has not promulgated any policy or entered into any agreements relating to the payment of severance pay to employees whose employment is terminated or suspended, voluntarily or otherwise, except as set forth in Schedule 3(g)(2)(iv).

             (3) Except as set forth in the schedules attached hereto, the Company (i) has complied in all material respects with all applicable laws, rules or regulations relating to employment, including those relating to wages, hours, collective bargaining and the withholding and payment of taxes and contributions, and (ii) has complied in all material respects with the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Occupational Safety and Health Act, Executive Order 11246, the regulations under such acts and all other Federal and state laws relating to the employment of labor, including any provisions thereof relating to discrimination or harassment. The Company has, and will have at the Closing Date, withheld all amounts required by law or agreement to be withheld from the wages or salaries of its employees and there are no arrearages of wages, payments under any pension or insurance plan or any other benefit, or any tax or penalty for failure to comply with the foregoing owed by all of them with respect to employees which are not either accrued or adequately reserved for in the Financial Statements or set forth on Schedule 3(g)(3). There are no material controversies pending or, to the Company's knowledge, threatened, between the Company and (A) any of its employees, or (B) any labor unions or other collective bargaining agents representing or purporting to represent its employees.

             (4) The Company has not promulgated adopted or otherwise put into effect any bonus, profit-sharing, retirement, stock purchase, deferred compensation, medical, hospitalization, life insurance or other similar plan providing benefits for its employees and the Company has not announced the prospective promulgation thereof except as set forth in Schedule 3(g)(4). There is no unfunded past service credit liability or any other liability with respect to any such plans other than as set forth on Schedule 3(g)(4). No reportable event as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended by the Multi Employer Pension Plan Amendments Act of 1980 ("ERISA"), has occurred with respect to any such plan subject to the minimum funding requirement of Section 412 of the Internal Revenue Code of 1986, as amended. The Company is in compliance in all material respects with all applicable provisions of ERISA.

          (h) No Breach of Statute or Contract. Neither the execution and delivery of this Exchange Agreement, compliance with the terms and provisions of this Exchange Agreement on the part of the Company or the Sole Shareholder, nor the consummation of the transactions contemplated hereby, including the Exchange, will (1) violate in any material respect any statute, law, rule, regulation, order, license or permit of any Governmental Body, (2) result in the default or violation by the Company or the Sole


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


Shareholder of any judgment, order, writ or decree of any court or administrative agency, (3) with or without the giving of notice or the passage of time, or both, breach, conflict with or result in a violation of or default under any of the terms, conditions or provisions of any material agreement or instrument to which the Company or the Sole Shareholder is a party, or by which either of them or their respective properties or assets is or may be bound, or require any notice thereunder, (4) violate any provision of the Company's Certificate of Incorporation or By-Laws, (5) result in the creation or imposition of any material Lien, of any nature whatsoever upon any of the material properties or assets of the Company, or (6) give to others any claim, interest or right, including a right of termination, modification, acceleration or cancellation in, or with respect to, any material agreement or instrument. The conduct of business by the Company does not violate in any material respect any statute, law, rule, regulation or order applicable to such business. The Company has complied in all material respects with all laws, statutes, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business in all material respects as conducted and as proposed to be conducted. There is no existing law, statute, rule, regulation or order, and the Company is not aware of any proposed law, statute, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting or proposes to conduct business.

          (i) No Litigation. Except as set forth in Schedule 3(i), there is no suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending or to the best of the Sole Shareholder's knowledge threatened against the Company or the Sole Shareholder. The Company and Sole Shareholder have not received any written opinion or memorandum or written legal advice from legal counsel to the effect that either of them are exposed, from a legal standpoint, to any liability or disadvantage which may result in a Material Adverse Change on the Company. Neither the Sole Shareholder nor the Company is in default with respect to any order, writ, injunction or decree known to or served upon the Company of any Governmental Body. There is no action or suit by the Company or Sole Shareholder pending or threatened against others. Neither the Company nor the Sole Shareholder has any knowledge of any unasserted claim, the assertion of which is likely and that, if asserted, will be for legal or equitable relief that, if granted, would have a Material Adverse Change on the Company or the Sole Shareholder. No injunction, stay or restraining order is in effect against the Company or the Sole Shareholder prohibiting the consummation of any of the transactions contemplated by this Exchange Agreement.

          (j) Insurance. The Company holds policies in the amounts and for the coverage set forth on Schedule 3(j), all of which policies are in full force and effect. Such coverage is consistent with the Company's past business practices and is customary for businesses similar to the Company. Except as disclosed on the Schedule 3(j) hereto, the Company has received no written notice of any claims pending against the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, and all premiums with respect to the policies maintained by the Company currently due and payable have been paid by the Company. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of the Company.


          (k) Books and Records. All constituent documents, business licenses, minute books, stock certificate books, stock transfer ledgers and other records of the Company have been maintained in accordance with reasonable business practices and applicable legal requirements. The Company has made available to THCG true, correct and complete copies of all such records and all such records are complete and correct in all material respects and contain all material matters required to be reflected therein.

          (l) Disclosure. Neither this Exchange Agreement, any Schedule hereto nor any certificate to be delivered by or on behalf of the Company or the Sole Shareholder in connection with the Closing of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact which materially adversely affects the condition (financial or otherwise), business, results of operations, assets, liabilities, operations or prospects of the Company, taken as a whole, which has not been set forth in this Exchange Agreement or in the Schedules attached hereto.

          (m) Options, Warrants and Stock Rights. All options, warrants and stock rights held by the Company, except on behalf of clients in the course of its business as a broker-dealer or in the course of trading publicly listed options for Company's own account , are set forth on Schedule 3(m).

          4. Further Representations and Warranties of the Sole Shareholder. The Sole Shareholder hereby further represents and warrants to THCG that:

          (a) Investment Intent. (1) The shares of THCG Shares being acquired by it are "restricted securities" as defined under the Securities Act and that it is acquiring the THCG Shares for its own account, for investment purposes only, and not with a view towards distribution or resale thereof, except in accordance with all applicable state and federal securities laws, and hereby agrees to the placing on all THCG stock certificates issued it and representing the THCG Shares of a legend reflecting the restrictive nature of the shares.

                 (2) The Sole Shareholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the THCG Shares and the issuance of the THCG Shares to the Sole Shareholder is otherwise exempt from registration under Section 4(2) of the Securities Act.(3)

                 (3) The executive officers of the Sole Shareholder have read this Exchange Agreement and all other documents provided by THCG in connection herewith, including the THCG SEC Reports (as defined herein), and fully understand the terms under which the THCG Shares are being issued to it pursuant hereto. THCG has made available to the executive officers of the Sole Shareholder the opportunity to ask questions of and receive answers from THCG concerning THCG and the terms and conditions under which THCG Shares will be issued to it and to obtain any additional information which THCG possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished in connection with this Exchange Agreement or in response to any request for information. The Sole Shareholder is satisfied with such answers and information. Nothing contained in this provision shall limit the right of Sole Shareholder to rely upon the representations and warranties contained herein.

                 (4) The Sole Shareholder understands that the THCG Shares have not been registered under the Securities Act. The Sole Shareholder is fully aware of the restrictions on sale, transferability and assignment of the THCG Shares as set forth on the certificates representing the THCG Shares referred to below, and that it must bear the economic risk of it's investment for an indefinite period of time. The Sole Shareholder has no need for any liquidity in its investment for an indefinite period of time, and is able to bear the economic risk of losing its entire investment. Upon the Closing Date, the Sole Shareholder shall cause THCG to make all required securities filings in connection with the offer and sale of the THCG Shares.

                 (5) The Sole Shareholder agrees that, so long as required by law, certificates evidencing the THCG Shares and any securities issued in exchange for or in respect thereof shall bear a legend to the following effect:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
            APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS."

            (b) Restrictive Documents. The Sole Shareholder is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, agreement, contract, instrument, law, rule, regulation, order, judgment, or decree, or any other restriction of any kind or character which materially and adversely affects the business or financial condition of the Company, or which would prevent (i) the consummation of the transactions contemplated by this Exchange Agreement; (ii) compliance by any of them with the terms, conditions, and provisions hereof; or (iii) the continued operation of the businesses of the Company after the Closing Date on substantially the same basis as theretofore operated. The performance of the obligations of the Sole Shareholder under this Exchange Agreement do not on the date hereof, and will not hereafter, violate any of the terms or provisions of any such leases, instruments, agreements, or other documents binding upon the Sole Shareholder.

         (c) Regulatory Approvals. The Company will use its best-efforts to obtain all required regulatory approval of the transactions contemplated hereby, including, but not limited to, the approval of the NASD and if required the SEC by July 11, 2001.

             5. Representations and Warranties of THCG. THCG represents and warrants to the Company and the Sole Shareholder as follows:


             (a) Corporate--THCG.

                 (1) THCG is in good standing under and by virtue of the laws of Delaware. THCG is qualified to do business as a foreign corporation or entity in such states or jurisdictions in which the ownership of their assets or the nature and conduct of their business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Change on THCG.


            (2) THCG has the power to own its respective properties and to carry on their respective businesses as and where such are now conducted. THCG does not have any equity interest in any corporation, partnership, joint venture or association or control, directly or indirectly, of any other entity except as set forth on Schedule 5(a)(2).

            (3) The authorized capital stock of THCG consists of 100,000,000 shares of common stock, par value $.01 per share, of which 12,966,069 shares are outstanding immediately prior to the date hereof and 10,000,000 shares of Preferred Stock, par value $.001 per share, of which 5,000 have been designated Series A Preferred Stock, none of which shall be issued and outstanding as of the Closing Date. In addition, there are outstanding warrants and options, as set in Schedule 5(a)(3). All of the issued and outstanding shares of THCG Common Stock and Series A Preferred Stock are duly authorized, validly issued, fully paid and non-assessable. There are no preemptive rights on the part of any holder of any class of securities of THCG and no options, warrants, conversion or other rights, agreements, or commitments of any kind obligating THCG, contingently or otherwise, to issue, sell or register any shares of its capital stock of any class or any securities convertible into or exchangeable for any such shares and no authorization therefore has been given, except as set forth on Schedule 5(a)(3).

            (4) This Exchange Agreement has been duly executed and delivered by THCG and constitutes the legal, valid and binding obligation of THCG, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, and by general principles of equity. The execution, delivery and performance of this Exchange Agreement, and the consummation by THCG of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of THCG, and no other corporate proceedings on its part are necessary to authorize this Exchange Agreement.

          (b) Financial.

             (1) The audited consolidated balance sheet of THCG as of December 31, 2000, the related audited statements of earnings and cash flows for the twelve months ended December 31, 2000, and the unaudited consolidated balance sheet of THCG as of March 31, 2001 and the related unaudited statements of earnings and cash flows for the three months ended March 31, 2001 included in THCG's reports filed with the Securities and Exchange Commission (all hereinafter collectively referred to as the "THCG Financial Statements") and previously delivered to the Company, present fairly the financial condition of THCG as of such dates, and the results of its operations for the periods then ended, in conformity with GAAP and SEC accounting principles except as disclosed in such financial statements, and except that the financial statements as of March 31, 2001 and for the three months then ended do not contain footnotes in accordance with GAAP and are subject to year end adjustment. Attached hereto as
Schedule 5(b)(1) is a proforma balance sheet (subject to adjustment through the Closing Date) prepared by THCG which sets forth pre spin-off THCG, the Liquidating Trust and post-spin off THCG.

          (2) Except as disclosed in its Annual Report on Form 10-K for the year ended December 31, 2000 (the "Form 10-K"), in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 (the "Form 10-Q") or in a Schedule hereto since January 1, 2001 the business of THCG has been carried on in the ordinary course in substantially the same manner as prior to that date and there has not been:

                 (i) any Material Adverse Change in the financial condition or in the operations or the business of THCG from that shown on the THCG Financial Statements as of and for the year ended December 31, 2000, or any event which has occurred that may result in such a Material Adverse Change other than a change resulting from general economic conditions or changes in the financial markets generally;

                 (ii) any damages, destruction or loss, whether covered by insurance or not, which have a Material Adverse Change on the business, property or assets of THCG;

                 (iii) any declaration, setting aside or payment of any dividend, or any distribution with respect to the capital stock of THCG, other than the provisions made with Castle Creek to convert Series A Preferred Stock to Common Stock and the authorization and declaration of the distribution to THCG, LLC of certain assets and liabilities as set forth on Schedule 5(p) and the transfer of the ownership of THCG, LLC to a liquidating trust for the benefit of THCG's stockholders (the "Liquidating Trust") to be effective prior to the Closing of this Exchange Agreement:

                 (iv) any increase in the compensation payable or to become payable by THCG to directors, officers or employees other than as set forth on
Schedule 5(b)(2)(iv); or

                 (v) any other event or condition of any character, not in the ordinary course of business, that has a Material Adverse Change on the results of operations or business or financial condition of THCG.

          (c) Undisclosed Liabilities. Except as set forth in Schedule 5(c), THCG has no liabilities or obligations, either accrued, absolute, contingent or otherwise, of a type required to be set forth on a balance sheet or reserved against in accordance with GAAP, except:

             (1) to the extent reflected or reserved against in the THCG Financial Statements, and not heretofore paid or discharged; and

             (2) those incurred in or as a result of the normal and ordinary course of business, all of which have been consistent with past practices and none of which (x) arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of law or (y) individually or in the aggregate is material to the business, properties, financial condition or results of operations of THCG.

          (d) Tax Returns.

             (1) THCG has filed on a timely basis (including any extensions) with the appropriate Governmental Bodies in the applicable jurisdictions either each Tax Return that they are due to file or a valid request for extension with respect to that Tax Return. All Tax Returns filed by THCG are accurate and complete in all material respects. THCG has paid fully on a timely basis all Taxes due except those Taxes that they are contesting in good faith by appropriate proceedings or as to which THCG has set aside adequate reserves determined in accordance with GAAP and stated in the Financial Statements.

             (2) Except as stated in Schedule 5(d), there are no material claims or assessments pending against THCG for any alleged deficiency in any Tax, there are no pending or to THCG's knowledge threatened audits or investigations for or relating to any liability in respect of any Tax, and THCG has not been notified in writing of any proposed Tax claims or assessments against it. The financial consequences to THCG, arising from any items listed on Schedule 5(d) will be as stated in Schedule 5(d). There are no Liens for material amounts of Taxes on the properties or assets of THCG except for statutory Liens for current Taxes not yet due and payable. THCG has not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of its Taxes or Taxes for which it may be liable. THCG has no liability for the Taxes of any other Person. THCG has not, with regard to any assets or property held, acquired, or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a "subsection (f) asset" (as that term is defined in Section 341(f)(4) of the Code) owned by it. All Persons who are treated as independent contractors by THCG are properly classified as such by it.

             (3) THCG is not a party to any agreement, arrangement or contract providing for the allocation, indemnification or sharing of Taxes. THCG is not a party to any agreement, contract or arrangement that could result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

             (4) THCG has not been for the five-year period preceding the Closing, a U.S. real property holding corporation as defined in Section 897(c)(2) of the Code.

          (e) Title to Property.

             (1) THCG owns all right, title and interest in and to all of THCG's material properties and assets used by THCG, free and clear of all material Liens of any nature whatsoever, except as set forth in the THCG Financial Statements or in Schedule 5(e)(1) most of which will be contributed to THCG, LLC and transferred to the Liquidating Trust.

             (2) THCG does not lease any real or personal property as lessee, except as set forth in Schedule 5(e)(2) attached hereto. Each of these leases (the "THCG's Leases") is valid, binding and in full force and effect and has not been modified. THCG is not in default under any of THCG's Leases and has not received any notice of its default under any of THCG's Leases and THCG has not given any notice of any, and, to THCG's knowledge, there is no, default by any other party under any of THCG's Leases, nor has any event occurred which, with notice or the passage of time, or both, would constitute a default by any other party under any of THCG's Leases. Except as set forth on Schedule 5(e)(2), THCG's rights in the property covered under THCG's Leases (including any improvements and appurtenances thereto) are paramount to the rights of any other person or entity other than the landlords under THCG's Leases. No consent or approval of any third party is required with respect to such THCG Leases in order to avoid a default thereunder by reason of the transactions contemplated by this Exchange Agreement, except as set forth on
Schedule 5(e)(2). THCG has received no notices other than periodic rent, common area maintenance and other operating expense bills from the landlord under each lease.

          (f) Contracts and Commitments. All material contracts of THCG in effect as of the date hereof are listed on Schedule 5(f) or in other Schedules of this Exchange Agreement. Except as set forth in THCG's SEC Reports (as defined herein) or set forth on Schedule 5(f)(1):

             (1) THCG is not restricted by agreement from carrying on its business anywhere in the jurisdictions in which it operates;

             (2) Except as disclosed in THCG's SEC Reports no director, officer, employee or stockholder of THCG and/or its subsidiaries, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or in which any such person is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a competitor, customer, supplier or other entity, which, during the past 12 months, has been a party to any transaction with THCG or its subsidiaries, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm;

             (3) Except as set forth in Schedule 5(f)(1), THCG is not in default under any contracts or commitments made or obligations owed by it which default is reasonably likely to have a Material Adverse Change on THCG. THCG is in full compliance with all of the terms and provisions of its Certificate of Incorporation and By-Laws, as amended, other than the holding of an annual meeting of its stockholders. No consent or approval of any third party is required with respect to any material contract or agreement to which THCG is a party in order to avoid a default thereunder by reason of the transactions contemplated by this Exchange Agreement.

          (g) Employee Relations.

              (1) (i) THCG is not a party to any collective bargaining agreement covering or relating to any of its employees. THCG is not required to recognize and has not received a demand for recognition by any collective bargaining representative.

                 (ii) THCG is not a party to any employment agreement or consulting agreement providing for compensation in excess of $100,000 per annum, except as set forth in the Form 10-K; and

                 (iii) THCG has not promulgated any policy or entered into any agreements relating to the payment of severance pay to employees whose employment is terminated or suspended, voluntarily or otherwise, except as described on Schedule 5(g)(1)(iii).

             (2) Except as set forth in THCG's SEC Reports or in schedules attached hereto, (i) THCG has complied in all material respects with all applicable laws, rules or regulations relating to employment, including those relating to wages, hours, collective bargaining and the withholding and payment of taxes and contributions, and (ii) THCG has complied in all material respects with the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Occupational Safety and Health Act, Executive Order 11246, the regulations under such acts and all other Federal and state laws relating to the employment of labor, including any provisions thereof relating to discrimination or harassment. THCG has, and will have at the Closing Date, withheld all amounts required by law or agreement to be withheld from the wages or salaries of its employees and there are no arrearages of wages, payments under any pension or insurance plan or any other benefit, or any tax or penalty for failure to comply with the foregoing owed with respect to employees which are not either accrued or adequately reserved for in THCG's Financial Statements or in its books and records with respect to periods after March 31, 2001. There are no material controversies pending or threatened between THCG and any of its employees or any labor unions or other collective bargaining agents representing or purporting to represent its employees.

             (3) THCG has not adopted any employee benefit plans, profit-sharing, retirement, stock purchase, deferred compensation medical, hospitalization, life insurance or other similar plan providing benefits for its employees and THCG has not announced the prospective promulgation thereof except as set forth in the Form 10-K or in Schedule 5(g)(3). There is no unfunded past service credit liability or any other liability with respect to any such plans other than as set forth on Schedule 5(g)(3). No reportable event as defined in Title IV of ERISA has occurred with respect to any such plan subject to the minimum funding requirement of Section 412 of the Internal Revenue Code of 1986, as amended.

             (4) THCG is administering health insurance pursuant to COBRA for those former employees as set forth on Schedule 5(g)(4).

          (h) No Breach of Statute or Contract. Except as would not result in a Material Adverse Change on THCG and its subsidiaries taken as a whole, neither the execution and delivery of this Exchange Agreement, nor compliance with the terms and provisions of this Exchange Agreement on the part of THCG, will (1) violate in any material respect any statute, license or regulation of any Governmental Body to which THCG is subject, (2) result in the default or violation by THCG of any judgment, order, writ, or decree, of any court or administrative agency to which THCG is subject, (3) breach, conflict with, or result in a violation of or default under in any material respect of any of the terms, conditions or provisions of any material agreement or instrument to which THCG is a party, or by which it is bound, or require any notice thereunder, (4) violate any provision of THCG's Certificate of Incorporation or By-Laws, (5) result in the creation or imposition of any material Lien of any nature whatsoever upon any material properties or assets of THCG or its subsidiaries, or (6) give to others any claim, interest or rights, including rights of termination, modification, acceleration or cancellation in, or with respect to, any material agreement or instrument.

          The conduct of THCG's business does not violate in any material respect any law or regulation applicable to such business. THCG has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and THCG has all necessary material permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict THCG from, or otherwise materially adversely affect THCG in, conducting its business in any jurisdiction in which it is now conducting business.

          (i) No Litigation. Except as set forth in THCG's Financial Statements, in THCG's SEC Reports or in Schedule 5(i), there is no suit, action or legal, administrative, arbitration or other proceeding or governmental investigation, or any change in the zoning or building ordinances affecting the real property or leasehold interests of THCG or any of its subsidiaries, pending or to THCG's knowledge threatened against THCG or any of its subsidiaries. THCG is not in default with respect to any order, writ, injunction or decree known to or served upon THCG or its subsidiaries of any court or of any Federal, state, municipal or other Governmental Body. Except as set forth in THCG's SEC Reports or
Schedule 5(i), there is no action or suit by THCG or its subsidiaries pending or threatened against others. No injunction, stay or restraining order is in effect against THCG prohibiting the consummation of the transactions contemplated by this Agreement.

          (j) Patents and Trademarks. THCG does not possess any patents, patent applications, inventions, trade names, trademarks or copyrights, except as listed in Schedule 5(j).

          (k) Trademark Indemnification. THCG has not given any indemnification for patent, trademark or copyright infringement as to any equipment, materials or supplies manufactured, produced, used or sold by it or with respect to services rendered by it.

          (l) Insurance. THCG holds policies in the amounts and for the coverage set forth on Schedule 5(l), all of which policies are in full force and effect, and which coverage is consistent with THCG's past business practices and is customary for businesses similar to THCG. Except as disclosed on the Schedule 5(l) hereto, THCG has received no written notice of any claims pending against THCG under any insurance policies currently in effect and covering the property, business or employees of THCG, and all premiums with respect to the policies maintained by THCG due and payable through the date hereof have been paid by THCG. THCG has not been refused any insurance coverage sought or applied for, and THCG has no reason to believe that it will be unable to renew its existing insurance coverage upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of THCG.


          (m) Loans and Advances. Except as set forth in THCG's SEC Reports or THCG's Financial Statements or on Schedule 5(m), there are no outstanding loans or advances to any Person and THCG is not obligated to make any such loans or advances, except, in each case, for advances to employees of THCG in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for THCG.

          (n) Disclosure. No representation or warranty by THCG in this Exchange Agreement, in any Schedule or in any certificate to be furnished by or on behalf of THCG and/or its subsidiaries at the Closing pursuant to this Exchange Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          (o) SEC Reports. THCG has heretofore delivered to the Company complete and correct copies of its most recent Form 10-K and the Form 10-Q as filed with the

Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act (the Form 10k and Form 10-Q are sometimes referred to herein as "THCG's SEC Reports"). As of the dates thereof, neither the SEC Reports, nor any other reports filed with the SEC since August 1999, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (p) Spin-Off of Assets. Prior to the Closing Date, THCG intends to spin-off certain of its assets and liabilities as set forth on Schedule 5(p) to THCG LLC which in turn will be transferred to a Liquidating Trust (as defined herein) prior to the Closing Date(the "Spin-Off"). The Spin-Off shall comply in all material respects with all applicable laws, rules and regulations.

          (q) Bank Accounts. Set forth in Schedule 5(q) are the names and addresses of all banks and brokerage accounts in which THCG has accounts and the names of persons authorized to sign checks, drafts or other instruments drawn thereon.

          (r) Books and Records. All constituent documents, business licenses, minute books, stock certificate books, stock transfer ledgers and other records of THCG have been maintained in accordance with reasonable business practices and applicable legal requirements. THCG has made available to the Sole Shareholder true, correct and complete copies of all such records and all such records are complete and correct in all material respects and contain all material matters required to be reflected therein.

          (s) Absence of Certain Business Practices. None of THCG or any of its subsidiaries or any of their respective directors, officers, agents or employees, or to the best knowledge of THCG, any other Person associated with or acting for or on behalf of any of them, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any person, private or public, regardless of form, whether in money, property, or services, that violates any law, statute, rule, ordinance, regulation or agreement by which THCG or any subsidiary is bound (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions or for special concessions already obtained, for or in respect of THCG or any subsidiary or any affiliate of THCG or any subsidiary, or (b) established or maintained any fund or asset that has not been recorded in the books and records of THCG or any subsidiary.

          6. Conduct of the Business of the Company and THCG Pending the Closing Date. From and after the Execution Date and until the Closing Date, the Company and THCG agree that:

          (a) Full Access. The Sole Shareholder and THCG and their respective authorized representatives shall have full access, during normal business hours, to all properties, books, records, contracts, documents, personnel and accountants of the other, and each shall furnish or cause to be furnished to the other and its authorized representatives all information with respect to their affairs and business as the other party may reasonably request. Each of the Sole Shareholder, the Company and THCG agrees to and shall cause their respective authorized representatives to treat and hold as confidential all proprietary business information and any other confidential information they receive with respect to the other's business. In the event this Exchange Agreement is terminated for any reason, THCG and the Company shall each promptly return to the other all materials relating to the such party which have been delivered by or on behalf of the other to them pursuant to this Exchange Agreement.

          (b) Carry On In Regular Course. Each of THCG and the Company shall carry on its business diligently and substantially in the same manner as heretofore and shall not make or institute any unusual or novel methods of trade, purchase, sale, lease, management, accounting or operation.

          (c) Contracts and Commitments. Neither THCG nor the Company shall enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of its business and consistent with past practices without the prior written consent of the other party except for those matters set forth on Schedule 6(c).

          (d) Indebtedness. Other than the Castle Creek note of $1,500,000 which will be assumed by the Liquidating Trust, neither THCG nor the Company will create any indebtedness, other than that incurred in the usual and ordinary course of business that will not result in a Material Adverse Change as to such party, or that incurred pursuant to existing contracts disclosed in the Schedules attached hereto or that incurred pursuant to commitments permitted hereby, except as set forth on Schedule 6(d).

          (e) Investments. None of the Sole Shareholder, THCG or the Company will make any investment, loan, advance or contribution to any other person, corporation, limited liability company, partnership, joint venture or association; provided, however, that the parties may (i) invest in United States government obligations, certificates of deposit and commercial paper rated a-1 by Standard & Poor's Corporation or P-1 by Moody's; and (ii) the Company may continue, in the ordinary course of business, its broker-dealer business without regard to this provision.

          (f) Dividends and Distributions. Other than the distribution of certain assets and liabilities of THCG to a liquidating trust as set forth on
Schedule 5(p) (the "Liquidating Trust") and the exchange of Castle Creek's Series A Preferred Stock and Warrants for common stock, a promissory note, cash and amended warrants, neither THCG nor the Company will declare or pay any dividend or make any distribution with respect to its capital stock, or directly or indirectly redeem, purchase or otherwise acquire any of its capital stock or issue or in any way dispose of any shares of its capital stock or any rights therein or thereto.

          (g) Amendment of Charter. Neither THCG nor the Company will amend its Certificate of Incorporation or By-Laws or make any change in the authorized or unissued capital stock or its officers or directors without the prior written consent of the other party.

          (h) Insurance. All property, real and personal, owned, leased or licensed by THCG and the Company will be insured to the same extent as such properties were insured immediately prior to the date of this Exchange Agreement by reputable insurance companies against all insurable risks normally insured against by companies conducting a business the same as, or similar to, the business conducted by THCG and the Company, and all property shall be used, operated and maintained in a normal businesslike manner.

          (i) Preservation of Organization and Employees. Each of THCG and the Company will use their best efforts (without making any commitments on behalf of the other) to preserve its business organization intact, to keep available its key officers and employees, and to preserve the present relationships of THCG and the Company with customers and suppliers and others having business relations with it. Except in the case of THCG to the extent of request by the Sole Shareholder, neither THCG nor the Company will change its present relationships with its employees.

          (j) No Default. Neither THCG nor the Company shall do any act or omit to do any act, or permit any act or omission to act, which will cause a breach of any contract, lease, commitment or obligation by it.

          (k) Compliance with Laws. Each of THCG and the Company will duly comply with all laws applicable to the conduct of its business as may be required to affect the Exchange and for the valid and effective transfer of the THCG Shares and Company Shares as contemplated by this Exchange Agreement.

          (l) Regulatory Approvals. The Company will use its best-efforts to obtain all required regulatory approval of the transactions contemplated hereby, including, but not limited to, the approval of the NASD and the SEC, if required by July 11, 2001.

          7. Conditions Precedent to THCG's Obligations. Each and every obligation of THCG to be performed on the Closing Date or, to the extent expressly provided in this Exchange Agreement, to be performed thereafter, as the case may be, shall be subject to the satisfaction prior thereto of the following conditions:

          (a) Representations and Warranties True at the Execution Date and the Closing Date. The representations and warranties made by the Sole Shareholder or the Company in this Exchange Agreement or in any Schedule hereto or given on its behalf hereunder shall have been true, complete and correct when made and shall be repeated again at and as of the Closing Date and shall then be true, correct and complete in all material respects (without reference to any qualifications therein as to materiality).

          (b) Compliance with Exchange Agreement. The Company shall have performed and complied in all material respects with all of its obligations under this Exchange Agreement which are to be performed or complied with by it prior to or on the Closing Date.

          (c) Representation Certificate and Secretarial and Incumbency Certificates. THCG shall have received (in substantially the form as attached hereto) (i) a representation certificate of the Company and the Sole Shareholder and (ii) Secretarial and Incumbency Certificates signed by the duly elected officers of each of the Company and the Sole Shareholder, together with copies of such companies Certificates of Incorporation and Bylaws, as amended to date, and UCC tax, lien and judgment searches as of the most recent date available.

          (d) Opinion of Counsel for the Sole Shareholder. THCG shall have received a written opinion of counsel for the Sole Shareholder dated as of the Closing Date, addressed to THCG satisfactory in form and substance to THCG and the liquidating trust that: (1) the Company is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of its state of incorporation; (2) the Company has no subsidiaries and the Company is entitled to own or lease its property; (3) counsel has no knowledge of any pending litigation to which the Company or Sole Shareholder is a party or any threatened litigation against the Company other than has been disclosed in Schedules to the Exchange Agreement; (4) to such counsel's knowledge, except as disclosed on Schedule 3(f) the Company is not in default of any of the agreements disclosed on Schedule 3(f); (5) all of the shares of the Company's Common Stock are duly authorized, validly issued, fully paid and non-assessable and owned of record and beneficially by the Sole Shareholder; (6) counsel has no knowledge of any restrictions on the transferability of the Company's Common Stock, except for such restrictions as may be imposed by federal or state securities laws; (7) none of the transactions contemplated by this Exchange Agreement will violate or constitute a material default or ground for revocation or acceleration under any provisions of any lease, contract, agreement, indenture, license or any instrument to which the Company is bound and which is disclosed in a Schedule to this Exchange Agreement or will violate any of the above which is or purports to be binding upon the Company or its assets; and (8) this Exchange Agreement has been duly authorized, executed by the Sole Shareholder and the Company and is a valid and binding obligation of the Sole Shareholder and the Company enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, and by general principles of equity.

          (e) Certificates of Good Standing. The Sole Shareholder shall have delivered to THCG a certificate issued by appropriate governmental authorities evidencing the good standing of the Sole Shareholder and the Company as of a date not more than ten (10) days prior to the Execution Date as a corporation of the state of its incorporation and in each state where they are organized or qualified to do business.

          (f) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Exchange

Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to THCG, and the Sole Shareholder shall have made available to THCG for examination the originals or true and correct copies of all records and documents relating to the business and affairs of the Sole Shareholder and the Company, which THCG may reasonably request in connection with said transaction. The Sole Shareholder and the Company shall have complied in all material respects with all statutory requirements for the valid consummation by the Sole Shareholder and the Company of the transactions contemplated by this Exchange Agreement.

          (g) No Litigation. No investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency which in the opinion of THCG's counsel is reasonably likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with this Exchange Agreement or the consummation of the transactions contemplated hereby.

          (h) Regulatory Approvals. The Company shall have obtained all necessary approvals or consents from the National Association of Securities Dealers, Inc. in order to effect the transactions contemplated hereby.

          (i) Castle Creek Restructuring. THCG shall have completed the restructuring of the Castle Creek Series A Preferred Stock substantially as set forth in the documents attached hereto as Schedule 8(k).

          (j) Establishment of Liquidating Trust. The Liquidating Trust shall have been established.

          8. Conditions Precedent to the Sole Stockholder's or the Company's Obligations. Each and every obligationof the Sole Stockholder or the Company to be performed on the Closing Date shall be subject to the satisfaction by THCG prior thereto of the following conditions:

          (a) Representations and Warranties True at the Closing Date. THCG's representations and warranties contained in this Exchange Agreement shall have been true in all material respects when made and shall be repeated again at and as of the closing and shall then be true, correct and complete in all material respects (without reference to any qualifications therein as to materiality).

          (b) Compliance with Exchange Agreement. THCG shall have performed and complied in all material respects with its obligations under this Exchange Agreement which are to be performed or complied with prior to or on the Closing Date.

          (c) Balance Sheet. After giving effect to the spin-off of certain assets and liabilities prior to the Closing Date pursuant to a Liquidating Trust and as described in more detail herein, immediately prior to the Closing Date THCG shall have a minimum net worth of $2,100,000, including a minimum of $2,100,000 of cash on hand (including a security deposit in the form of a pledge certificate of deposit for a letter of credit in favor of THCG's landlord in the amount of approximately $1,053,000 and any loan made to the Sole Shareholder or the Company prior to the Closing Date reduced by any expenses paid on behalf of Sole Shareholder for expenses (as described herein) incurred from July 1, 2001 as set forth in Section 11 of this Exchange Agreement).

          (d) Representation Certificate and Secretarial and Incumbency Certificates. The Sole Shareholder shall have received (in substantially the form as attached hereto) (i) a representation certificate of THCG and (ii) a Secretarial and Incumbency Certificate signed by the duly elected officers of THCG, together with copies of its Certificate of Incorporation and Bylaws, as amended to date, and UCC tax, lien and judgment searches as of the most recent date available.

          (e) Opinion of Counsel for THCG. The Sole Shareholder shall have received a written opinion of counsel for THCG, Bronson & Migliaccio, LLP and for items (7) and (8) set forth below Kramer Levin Naftalis & Frankel, LLP for the Liquidating Trust dated as of the Closing Date, addressed to the Sole Shareholder satisfactory in form and substance to the Sole Shareholder and to the effect that: (1) THCG is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware; (2) on the Closing Date all of the THCG Shares to be issued in the Exchange will be duly authorized, validly issued, fully paid and non-assessable; (3) this Exchange Agreement and the other agreements delivered by THCG at Execution or Closing are valid and binding obligations of THCG enforceable against THCG in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, and by general principles of equity; (4) this Exchange Agreement and the other agreements delivered by THCG at Execution or Closing have been duly executed and delivered by THCG, and the execution, delivery and performance of this Exchange Agreement and the other agreements delivered by THCG at Execution or Closing have been duly authorized by all requisite corporate action on the part of THCG; (5) THCG has all necessary corporate power and authority to enter into this Exchange Agreement and the other agreements to be delivered by

THCG at Execution or Closing; (6) the execution, delivery and performance by THCG of this Exchange Agreement and the other agreements to be delivered by THCG at Execution or Closing do not require on the part of THCG any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, other than the Securities and Exchange Commission and analogous state authorities; (7) that the Spin-Off has been effected in compliance with applicable law in all material respects; and
(8) the obligations and liabilities of the Trust with respect to its obligations to THCG as set forth herein or in the Liquidating Trust Agreement are enforceable in accordance with their terms.

          (f) All Documents. All documents required by this Exchange Agreement shall have been delivered or made available to the Sole Shareholder.

          (g)Certificates of Good Standing. THCG shall have delivered to the Sole Shareholder a certificate issued by appropriate governmental authorities evidencing the good standing of THCG as of a date not more than ten (10) days prior to the Execution Date and in each jurisdiction where they are organized or qualified to do business.

          (h) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Exchange Agreement, and all documents incident thereto and delivered on the Execution Date and Closing Date, shall be reasonably satisfactory in form and substance to Sole Shareholder and its counsel, and THCG shall have made available to the representatives of the Sole Shareholder for examination the originals or true and correct copies of all records and documents relating to the business and affairs of THCG, which the Company may reasonably request in connection with said transactions. THCG shall have complied in all material respects with all statutory requirements for the valid consummation by THCG of the transactions contemplated by this Exchange Agreement.

          (i) Litigation. No investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency which in the opinion of the Sole Shareholder's counsel is reasonably likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with this Exchange Agreement or the consummation of the transactions contemplated hereby

          (j) Indemnification for Certain Matters. Prior to the Closing Date, THCG shall have caused the Liquidating Trust to indemnify THCG against (i) liabilities that result from any action, suit or proceeding that (x) commenced against the THCG and was pending on the record date of the dividend to the Liquidating Trust, including actions, suits and proceedings involving THCG's former factoring businesses or arising out of or relating to THCG's guarantee of the payment of notes of Pacific Financial Services Corp., one of THCG's subsidiaries that was engaged in the factoring business, or (y) arises out of or relates to the distribution of the Liquidating Trust units to the Stockholders; and (ii) any material liability of THCG that is not disclosed in the Company's financial statements, in any report filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended, or in any exhibit or schedule to the Exchange Agreement which liability the executive officers of the Company have actual knowledge as of the record date of the dividend to the Liquidating Trust. The Liquidating Trust agrees to assume and control the defense of any such action, suit or proceeding as described above in Section 8(i) or on Schedule 5(i) and to pay the fees and expenses relating thereto.

          (k) Castle Creek Restructuring. The Castle Creek Restructuring is complete and the Restructuring Agreement is entered into by and between THCG and Castle Creek in substantially the form as delivered to the Sole Shareholder and attached hereto as Schedule 8(k) and the Trust assumes the obligations to pay the consideration that Castle Creek is to receive, other than obligations relating to the common stock and warrant rights and the Company shall have no liability therefore.

          (l) Liquidating Trust. The Liquidating Trust shall have been established and the assets as set forth in Schedule 5(p) assigned and the liabilities assumed as set forth in Section 2.4 of the Liquidating Trust Agreement which shall be entered into in substantially the same form as is attached hereto as Schedule 8(l) and the Spin Off shall have occurred.

          (m) No Subsidiaries. On the Closing Date THCG shall have no subsidiaries or other interest in any entity.

          (n) No Liabilities Other Than as Set Forth in Schedules. On the Closing Date THCG shall have no material obligations or material claims against it or be party to any agreement except as (1) set forth in Schedule 5(d),
Schedule 5(e)(2), Schedule 5(f), Schedule 5(g)(1)(iii), Schedule 5(g)(3),
Schedule 5(g)(4), Schedule 5(i), Schedule 5(j); or (2) as assumed by the Liquidating Trust.

          9. Execution and Closing Date. The Execution Date of this Exchange Agreement is June 29, 2001. On the Execution Date:

          (a) The Sole Shareholder shall deliver to THCG the following:

             (1) Certificates of good standing, referred to in subsection(e) of
Section 7 hereof;

             (2) the Secretarial and Incumbency Certificates of the Sole Shareholder referred to in subsection (c) of Section 7 hereof;

             (3) certificates representing all of the Company Stock as set forth in Section 2(a) hereof (which shall be held in escrow by counsel pending the Closing) or in the event THCG lends funds to the Company and a pledge of stock is received as part of that transaction, the right to receive certificates when they are released from the Pledge;

             (4) consents of any party whose consent is required by reason of the transactions contemplated by this Exchange Agreement; and

             (5) such other and further documents, instruments and certificates not inconsistent with the provisions of this Exchange Agreement, executed by the Company, and the Sole Shareholder as THCG shall reasonably require to carry out and effectuate or evidence the purposes and terms of this Exchange Agreement.

          (b) THCG shall deliver to the Sole Shareholder the following:

             (1) Certificates of good standing, referred to in subsection (g) of
Section 8 hereof; and

             (2) the Secretarial and Incumbency Certificates of THCG referred to in subsection (d) of Section 8 hereof.

The Closing of the Exchange Agreement shall take place at the offices of THCG, 512 Seventh Avenue, 17th floor, New York, New York at 10:00 a.m. on July 11, 2001 (or such other date not later than August 31, 2001), as extended by either of the parties in the event not all conditions of this Exchange Agreement are satisfied by July 11, 2001. At the Closing the following documents shall be delivered:

          (c) by the Company and the Sole Shareholder:

             (1) Opinion of counsel for the Company, described in subsection (d) of Section 7 hereof;

             (2) Representation Certificate; (3) Evidence of NASD approval. (d) by THCG: (1) Stock certificates (the "THCG Stock Certificates") representing the number of shares of THCG's Common Stock provided for in Section 2(a); (2) Representation Certificate;

             (3) Opinion of counsel for THCG, described in subsection(e) of
Section 8 hereof;

             (4) Any additional shares as may be required pursuant to the formula set forth in Section 2(a) hereof;

             (5) Evidence that the Spin-off has taken place; and

             (6) Evidence that Castle Creek has been restructured in accordance with the documents set forth as Schedule 8(k).

          10. Brokerage. The Company represents and warrants that it has engaged the services of G-V Capital and agrees to indemnify and hold THCG harmless against any claim for brokers' or finders' fees or compensation in connection with the transactions herein provided for by any other person, firm or corporation claiming a right to the same because engaged by the Company. THCG represents and warrants to the

Company that it has also engaged the services of G-V Capital in connection with the transactions herein provided for and agrees to indemnify and hold harmless the Company against any claims for brokers' or finders' fees or compensation in connection with the transactions herein provided for by any other person, firm or corporation claiming a right to the same because engaged by THCG or its Subsidiaries. A finder's agreement has been executed by G-V Capital, THCG, the Company and the Sole Shareholder and is attached hereto as Schedule 10, and each party hereto represents and warrants to the other that such finders agreement is a valid, binding and enforceable agreement in accordance with its terms.

          11. Adjustments. On the Execution Date, THCG and the Sole Shareholder shall make provision for certain items that require adjustment and which can be identified on such date. These adjustments will be set forth in a letter agreement which will be binding upon the parties as if set forth in its entirety herein. It is further agreed by THCG and the Sole Shareholder that expenses paid by THCG during the period between the Execution Date and the Closing Date relating to the operations of THCG subsequent to June 30, 2001, including the lease of real property for 512 Seventh Avenue, the lease of office equipment, telecommunications and internet services, cleaning services and any other costs of the facilities and the liability for directors and officers insurance will reduce the amount of cash to be maintained on the balance sheet as set forth in
Section 8(c). Payments for expenses incurred prior to July 1, 2001 and any expenses paid or incurred relating to the assets being transferred which are set forth in Schedule 5(p) through the date of Closing and any costs of this transaction incurred by THCG prior to the Closing Date will not reduce the balance sheet amount set forth in Section 8(c). Further it is agreed that the calculation of the exact number of shares to be issued by THCG on the Execution Date may not be able to be finally determined and will be adjusted if necessary to reflect the number of THCG shares outstanding immediately prior to the Closing Date Date.


          12. Miscellaneous.

          (a) Entire Agreement. This Exchange Agreement, together with the Schedules and Exhibits delivered pursuant to this Exchange Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every and any nature between them, and no party shall be bound by any condition, definition, covenant, agreement, warranty or representation, other than as expressly set forth or provided for in this Exchange Agreement, or as may be, on or subsequent to the date hereof, set forth in writing and signed by the party to be bound thereby. This Exchange Agreement may not be changed or modified, except by agreement in writing signed by all of the parties hereto.

          (b) Parties in Interest. All the terms and provisions of this Exchange Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors in interest of the respective parties hereto.

          (c) Laws Governing. This Exchange Agreement shall be construed and interpreted according to the law of the State of New York as applied to contracts executed and performed in the State of New York, without regard to principles of conflicts of law.

          (d) Assignment. This Exchange Agreement shall not be assigned by the Sole Shareholder, the Company or THCG except by operation of law;

          (e) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or overnight courier, if telecopied or if mailed, certified or registered mail, with first-class postage paid, in each case addressed as follows: (a) if to the Company or the Shareholder to Steven Blum, 65 East 55th Street, 12th Floor, New York, NY 10022, Telecopy No.: (212) 832-6554, or to such other person and place as the Company shall furnish to THCG in writing, with copies to Ed Duffy, Esq., 65 East 55th Street, 12th Floor, New York, NY 10022, Telecopy No.: (212) 832-6554, and Michael DiGiovanna, Esq., Parker Duryee, 529 Fifth Avenue, New York, New York 10017; and (b) if to THCG, to Mr. Joseph Mark, 512 Seventh Avenue, 17th Floor, New York, NY, Telecopy No.: (212) 223-0161, or to such other person and place as THCG shall furnish to the Company in writing, with a copy to Bronson & Migliaccio, LLP, 3010 Westchester Avenue, Suite 403, Purchase, NY 10577; Attn: H. Bruce Bronson, Jr., Telecopy No.: (914) 251-1213 and a copy to Peter Kolevzon, Esq., Kramer Levin Naftalis & Frankel, LLP, 919 Third Avenue, New York, New York 10022-3852. All notices shall be deemed given upon receipt.

          (f) Further Instruments. Each of the parties hereto will, on and after the Closing Date, execute and deliver or cause to be executed and delivered such other documents as the other parties hereto may reasonably request to more effectively consummate the transactions contemplated by this Exchange Agreement.

          (g) Counterparts. This Exchange Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Headings; Construction. The headings in the sections of this Exchange Agreement are inserted for convenience only, shall not constitute a part hereof, and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Exchange Agreement is made to a Section, Schedule or Exhibit, such reference shall be to a Section of or Schedule or Exhibit to this Exchange Agreement unless otherwise indicated. Where the reference "hereof," "hereby" or "herein" appears in this Exchange Agreement, such reference shall be deemed to be a reference to this Exchange Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Exchange Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders.

          (i) Expenses. Except as otherwise provided in this Exchange Agreement, THCG, on the one hand, and the Company and the Sole Shareholder, on the other hand, shall bear their own respective expenses, including professional fees, incurred in connection with this Exchange Agreement and the Exchange.

          (j) Confidentiality. Each party shall maintain the existence of this Exchange Agreement and the terms and conditions described herein ("Confidential Information") strictly confidential. No party may disclose any Confidential Information to any third party (other than to its legal, accounting or financial advisors) without the prior consent of the other party. Any press release will be subject to the prior consent of the parties. However, the parties acknowledge that THCG shall have the right to make any press release or other disclosure required to be made by THCG, in its discretion, in order for it to comply with any federal or state securities laws and that the contents of such disclosure shall be at THCG's discretion; provided, however, that THCG shall deliver a copy thereof to the Company and the Sole Shareholder prior to its release or disclosure, and shall consult with the Company and the Sole Shareholder concerning the contents thereof.

          (k) Severability. If any provision of this Exchange Agreement is held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be of no force and effect, but the illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Exchange Agreement; provided that the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

          (l) Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements of the parties hereto shall survive for a period of two years.

                  IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed as of the day and year first above written.
                                   THCG, INC.



                                   By:   /s/ Joseph Mark
                                        ----------------------------------------
                                        Name:  Joseph Mark
                                        Title:

                                   DONALD & CO. SECURITIES, INC.



                                   By:   /s/ Stephen Blum
                                        ----------------------------------------
                                        Name:  Stephen Blum
                                        Title:


                                   STAR CROSS, INC.



                                   By:   /s/    Stephen Blum
                                        ----------------------------------------
                                        Name:   Stephen Blum
                                        Title: